[Conformed Copy]



                AMENDMENT NO. 3 TO CREDIT AGREEMENT


     AMENDMENT dated as of October 14, 1999 to the Amended and Restated Credit Agreement dated as of July 15, 1998, as amended by Amendment No. 1 dated as of January 29, 1999 and Amendment No. 2 dated as of June 15, 1999 (the "Credit Agreement"), among IOMEGA CORPORATION (the "Borrower"), the BANKS party thereto (the "Banks"), CITIBANK, N.A., as Administrative Agent, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (the "Documentation Agent").

                       W I T N E S S E T H :

     WHEREAS, the parties hereto desire to reduce commitments and increase pricing, and decrease the level required under the minimum consolidated tangible net worth and minimum consolidated EBITDA covenants, all as more fully set forth below;

      NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. Amendment of Section 1.01; Deletion of Pricing Schedule. (a) The definition of "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is amended to replace "and (vi)" with ", (vi)" and to add before the period at the end thereof the following:

            and (vii) the Permitted Third and Fourth Quarter 1999 Addback

     (b) The first sentence of the definition of "Consolidated Tangible Net Worth" in Section 1.01 of the Credit Agreement is amended to replace "(iv)" with "(v)" and to add after "(iii) the Permitted Second Quarter 1999 Addback" the following:


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            , (iv) the Permitted Third and Fourth Quarter 1999
            Addback

     (c) The  definitions  of  "Euro-Dollar  Margin" and  "Pricing  Schedule" in
Section 1.01 of the Credit Agreement, and the Pricing Schedule itself, are deleted.

     (d) Section 1.01 of the Credit Agreement is further amended to insert the following definition in appropriate alphabetical order:

          "Permitted Third and Fourth Quarter 1999 Addback" means special charges (not including the writeoff of deferred taxes) taken in the third and fourth Fiscal Quarters of 1999 to the extent such special charges in the third Fiscal Quarter do not exceed $22,000,000 and in the fourth Fiscal Quarter do not exceed $8,000,000 (and to the extent that such special charges exceed such amounts then such special charges will be deemed to equal such amounts), so long as the cash portion of all such special charges does not exceed $14,000,000.

     Section 3. Amendment of Section 2.04. In Section 2.04(a) of the Credit Agreement, "(x) the Base Rate Margin (as determined in accordance with the Pricing Schedule" is replaced with "(x) 2.25%", and "the sum of 2% plus the Base Rate Margin for such day" is replaced with "the sum of 4.25%". In Section 2.04(b) of the Credit Agreement, "the sum of the Euro-Dollar Margin for such day" is replaced with "the sum of 3.25%", and the definition of "Euro-Dollar Margin" is deleted. In Section 2.04(c) of the Credit Agreement, "the sum of 2% plus the Euro-Dollar Margin for such day" is replaced with "the sum of 5.25%".

     Section 4. Amendment of Section 2.06. In Section 2.06(a) of the Credit Agreement, "at the Commitment Fee Rate (determined daily in accordance with the Pricing Schedule)" is replaced with "of .625%". In Section 2.06(b) of the Credit Agreement, "in accordance with the Pricing Schedule" is deleted, and the following paragraph is added at the end thereof:

              "Utilization Fee Rate" means (i) .500% on any day on which Usage exceeds 66%, and (ii) .250% on any day when Usage exceeds 33% but is equal to or less than 66%.

     Section 5. Amendment of Section 5.11. Section 5.11 of the Credit Agreement is amended to read in its entirety as follows:



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     Consolidated  Tangible  Net Worth will at no time on or prior to  September
30, 1999 be less than $335,000,000, and will at no time thereafter be less than $350,000,000. For purposes of this Section 5.11, Consolidated Tangible Net Worth shall be calculated without giving effect to the writeoff of any deferred taxes on or after September 30, 1999.

     Section 6. Amendment of Section 5.13. (a) The chart in Section 5.13 of the Credit Agreement is amended to replace "$120,000,000" with "$85,000,000" opposite September 30, 1999, "$85,000,000" opposite December 31, 1999, "$75,000,000" opposite March 31, 2000 and "$85,000,000" opposite June 30, 2000.

     (b) Section 5.13 of the Credit Agreement is further amended by adding the following sentence at the end thereof:

     For purposes of this Section 5.13, Consolidated EBITDA shall be calculated without giving effect to the writeoff of any deferred taxes on or after September 30, 1999.

     Section 7. Amendment of Section 5.14. The chart in Section 5.14 of the Credit Agreement is amended to replace "60" with "70" opposite each of December 31, 1999, March 31, 2000 and June 30, 2000.

     Section 8. Reduction of Commitments. On the date on which the conditions to effectiveness set forth in Section 12 below have been satisfied, the aggregate amount of the Commitments shall automatically and ratably be reduced to $75,000,000.

     Section 9. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the date hereof and (ii) no Default will have occurred and be continuing on such date.

     Section 10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section 11. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



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     Section 12. Effectiveness.  This Amendment shall become effective as of the date hereof when (i) the Administrative Agent shall have received from the Borrower, for the account of each Bank which has signed a counterpart hereof on or prior to October 12, 1999, an amendment fee equal to .25% of such Bank's Commitment (as reduced pursuant to Section 8 above), and (ii) the Documentation Agent shall have received from each of the Borrower and the Required Banks a
counterpart   hereof  signed  by  such  party  or  facsimile  or  other  written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              IOMEGA CORPORATION


                              By:  /s/ Tracy M. Welch
                                   ---------------------
                                   Name:  Tracy M. Welch
                                   Title: Treasurer




                              CITIBANK, N.A.


                              By:  /s/ J. Robert Cotton
                                   ---------------------
                                   Name:  J. Robert Cotton
                                   Title: Vice President




                              MORGAN GUARANTY TRUST COMPANY OF
                                  NEW YORK


                              By:  /s/ Unn Boucher
                                   ---------------------
                                   Name: Unn Boucher
                                  Title: Vice President




                              FLEET NATIONAL BANK


                               By:
                                   ---------------------
                                   Name:
                                   Title:












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                              BANK OF AMERICA NATIONAL
                                  TRUST AND SAVINGS BANK

                               By:
                                   ---------------------
                                   Name:
                                   Title:



                              FIRST SECURITY BANK, N.A.


                              By:  /s/ Taft G. Meyer
                                   ---------------------
                                   Name:  Taft G. Meyer
                                   Title: Vice President




                              KEYBANK NATIONAL ASSOCIATION


                              By:  /s/ Thomas A. Crandell
                                   ---------------------
                                   Name:  Thomas A. Crandell
                                   Title: Vice President




                              ABN AMRO BANK N.V.



                              By:  /s/ Lee-Lee Miao
                                   ---------------------
                                   Name:  Lee-Lee Miao
                                   Title: Group Vice President




                              By:  /s/ Paul S. Faust
                                   ---------------------
                                   Name:  Paul S. Faust
                                   Title: Vice President






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                              THE SUMITOMO TRUST & BANKING
                                  CO., LTD.


                              By:  /s/ Stephen A. Stratico
                                   ------------------------
                                   Name:  Stephen A. Stratico
                                   Title: Vice President





                              THE NORTHERN TRUST COMPANY


                              By:  /s/ Patrick J. Connelly
                                   --------------------------
                                   Name:  Patrick J. Connelly
                                   Title: Vice President




                              THE CIT GROUP/BUSINESS
                                  CREDIT, INC.

                              By:
                                   ---------------------
                                   Name:
                                   Title:



                              UNION BANK OF CALIFORNIA, N.A.


                               By:
                                   ---------------------
                                   Name:
                                   Title: